                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM 8-K


                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): FEBRUARY 1, 1999


                               ------------------


                               PETSEC ENERGY INC.
             (Exact name of registrant as specified in its charter)


             NEVADA                       333-31625*            84-1157209
   (State or other jurisdiction        (Commission File      (I.R.S. Employer
 of incorporation or organization)          Number)         Identification No.)




      143 RIDGEWAY DRIVE, SUITE 113
      LAFAYETTE, LOUISIANA                                      70503
   (Address of principal executive offices)                   (Zip code)


       Registrant's telephone number, including area code: (318) 989-1942

*Petsec Energy Inc. is a wholly owned operating subsidiary of Petsec Energy Ltd, a listed Australian public company registered with the Commission as a result of its public offering in July 1996 of American Depositary Receipts ("ADRs") which are listed on the New York Stock Exchange (symbol: PSJ).

Item 2.    Acquisition or Disposition of Assets.

           On February 1, 1999, Petsec Energy Inc. ("PEI") completed the sale of a one-half (50%) interest in certain of its oil and gas properties to Apache Corporation ("Apache"), an unaffiliated purchaser. In consideration of the sale, PEI received approximately US$68.3 million cash from Apache. The effective date of the transaction was January 1, 1999. PEI had entered into a previously announced definitive agreement with Apache with respect to the sale.

           One-half (50%) of PEI's mineral interests, together with one-half (50%) of related facilities and equipment, were sold in the following 23 mineral leases: OCS-G 16461 covering all of Grand Isle Block 45; OCS-G 19853 covering all of Main Pass Block 90; OCS-G 19854 covering a portion of Main Pass Block 91; OCS-G 14576 covering a portion of Main Pass Block 91; OCS-G 19855 covering a portion of Main Pass Block 93; OCS-G 13960 covering all of Main Pass Block 104; OCS-G 19857 covering all of Main Pass Block 105; OCS-G 16390 covering all of Ship Shoal Block 192; OCS-G 13917 covering all of Ship Shoal Block 193; OCS-G 15288 covering all of Ship Shoal Block 194; OCS-G 13896 covering all of South Marsh Island Block 7; OCS-G 2833 covering all of West Cameron Block 237; OCS-G 03970 covering all of West Cameron Block 542; OCS-G 12802 covering all of West Cameron Block 543; OCS-G 14342 covering all of West Cameron Block 544; OCS-G 17827 covering all of West Cameron Block 653; State of Louisiana Lease 13580 covering a portion of Main Pass Block 6; State of Louisiana Lease 13890 covering a portion of Main Pass Block 5; State of Louisiana Lease 13891 covering a portion of Main Pass Block 6; State of Louisiana Lease 13892 covering a portion of Main Pass Block 7; State of Louisiana Lease 3771 covering a portion of Main Pass Block 6; State of Louisiana Lease 3773 covering a portion of Main Pass Block 7; and State of Louisiana Lease 14680 covering a portion of Main Pass Block 84.


Item 7.    Financial Statements and Exhibits.

(b)        Pro Forma Financial Information.

           1.   Unaudited Pro Forma Balance Sheet at September 30, 1998

           2. Unaudited Pro Forma Statements of Operations for Year Ended December 31, 1997 and Nine Months Ended September 30, 1998.

(c)        Exhibits.

           2.1 Purchase and Sale Agreement dated January 15, 1999 between Petsec Energy Inc., as Seller, and Apache Corporation, as Buyer.

           99.1 Press Release dated February 1, 1999 of Petsec Energy Ltd announcing completion of sale.

                                                              SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          PETSEC ENERGY INC.



Date: February 12, 1999                   By: /s/ ROSS A. KEOGH
                                             ---------------------------------
                                             Name:  Ross A. Keogh
                                             Title: Vice-President--Finance
                                                    and Administration

                               PETSEC ENERGY INC.
                    UNAUDITED PRO FORMA FINANCIAL STATEMENTS

Introduction

           The following unaudited pro forma financial statements give effect to the sale to Apache Corporation of a 50% working interest in PEI's oil and gas properties described above for cash consideration of $68.3 million. The sale was effective January 1, 1999.

           The unaudited pro forma financial statements should be read in conjunction with the historical financial statements of PEI and accompanying notes. This pro forma information is presented for illustration purposes only and is not necessarily indicative of the results which actually would have been achieved if the Apache sale had been effected on the pro forma dates, nor is it necessarily indicative of future results.

           The Unaudited Pro Forma Balance Sheet at September 30, 1998 assumes that the Apache sale was effected on that date. The Unaudited Pro Forma Statements of Operations for the year ended December 31, 1997 and for the nine months ended September 30, 1998 assume the sale occurred January 1, 1997.















                           [INTENTIONALLY LEFT BLANK]

                               PETSEC ENERGY INC.
                 A WHOLLY OWNED SUBSIDIARY OF PETSEC ENERGY LTD
                       UNAUDITED PRO FORMA BALANCE SHEET
                               SEPTEMBER 30, 1998
                  (DOLLARS IN THOUSANDS, EXCEPT SHARE AMOUNTS)

                                                                                         PRO FORMA
                                                                       HISTORICAL     ADJUSTMENTS(A)       PRO FORMA
                                                                    --------------    --------------    -------------

ASSETS
Current Assets:
    Cash                                                            $          916    $       3,300     $       4,216
    Accounts receivable                                                      5,297                              5,297
    Other receivables                                                          261                                261
    Inventories of crude oil                                                    21                                 21
    Prepaid expenses                                                           480                                480
                                                                    --------------    -------------     -------------

            Total Current Assets                                             6,975            3,300            10,275

Property, plant and equipment - at cost under the successful efforts method of accounting for oil and gas properties
    Proved oil and gas properties                                          290,516         (143,293)          147,223
    Unproved oil and gas properties                                         34,078           (3,760)           30,318
    Production facilities                                                   76,467          (25,276)           51,191
    Other                                                                    1,950                              1,950
                                                                    --------------    -------------     -------------

                                                                           403,011         (172,329)          230,682
    Less accumulated depletion, depreciation and amortization             (156,217)          75,066           (81,151)
                                                                    --------------    -------------     -------------
    Net property, plant and equipment                                      246,794          (97,263)          149,531
                                                                    --------------    -------------     -------------
Other Assets                                                                 2,761                              2,761
                                                                    --------------    -------------     -------------

            TOTAL ASSETS                                            $      256,530    $     (93,963)    $     162,567
                                                                    ==============    =============     =============

LIABILITIES AND SHAREHOLDER'S EQUITY
Current Liabilities:
    Trade accounts payable                                                  11,806                             11,806
    Interest payable                                                         3,901                              3,901
    Other accrued liabilities                                                4,339                              4,339
    Bank credit facility                                                     8,250           (8,125)              125
                                                                    --------------    -------------     -------------

            Total Current Liabilities                                       28,296           (8,125)           20,171

Senior subordinated notes                                                   99,649                             99,649
Bank credit facility                                                        57,750          (56,875)              875
Subordinated shareholder loan                                               36,624                             36,624
Provision for dismantlement                                                  4,183           (1,952)            2,231
Deferred income taxes                                                        3,379           (3,379)                0
                                                                    --------------    -------------     -------------

            Total Liabilities                                       $      229,881    $     (70,331)    $     159,550
                                                                    --------------    -------------     -------------
Shareholder's Equity:
    Common stock, $1 par value;  authorized
         1,000,000 shares; issued and outstanding 1 share                       --                                 --
    Additional paid-in-capital                                              21,489                             21,489
    Retained earnings (deficit)                                              5,160          (23,632)          (18,472)
                                                                    --------------    -------------     -------------
            Total Shareholder's Equity                                      26,649          (23,632)            3,017
                                                                    --------------    -------------     -------------

            Total Liabilities and Shareholder's Equity              $      256,530    $     (93,963)    $     162,567
                                                                    ==============    =============     =============

Notes to Unaudited Pro Forma Balance Sheet:
(A) To record the sale of a 50% interest in oil and gas properties to Apache Corporation and the use of most of the proceeds of the sale to repay bank credit facility. In the fourth quarter of 1998, borrowings under the Bank Credit Facility increased by $8 million. Pro Forma adjustments also include reductions in provisions for dismantlement and deferred income taxes.

                               PETSEC ENERGY INC.
                 A WHOLLY OWNED SUBSIDIARY OF PETSEC ENERGY LTD
                  UNAUDITED PRO FORMA STATEMENTS OF OPERATIONS
                             (DOLLARS IN THOUSANDS)


                                       YR. ENDED      PRO FORMA        PRO FORMA     9 MONTHS      PRO FORMA        PRO FORMA
                                        Dec. 31          Adj.           Dec. 31      Sept. 30         Adj.          Sept. 30
                                          1997                           1997          1998                           1998
                                       ---------      ---------        ---------    ----------     ---------        --------
Revenue:
    Oil and gas sales                  $ 125,139      $ (57,199)(A)    $  67,940    $   72,171     $ (32,191) (A)   $ 39,980
                                       ---------      ---------        ---------    ----------     ---------        --------
Operating Expenses:
    Lease operating expenses              10,825         (5,154)(A)        5,671        10,477        (4,828) (A)      5,649
    Production taxes                         702           (351)(A)          351           479          (239) (A)        240
    Exploration expenditures               7,329           (630)(A)        6,699         6,515          (927) (A)      5,588
    Dry hole costs and impairments        10,453         (4,092)(A)        6,361        36,225          (146) (A)     36,079
    General and administrative             6,054                           6,054         4,785                         4,785
    Stock compensation                       905                             905           508                           508
    Depletion, depreciation and
     amortization                         63,864        (28,382)(A)       35,482        41,634       (18,088) (A)     23,546
                                       ---------      ---------        ---------    ----------     ---------        --------
Total operating expenses:                100,132        (38,609)          61,523       100,623       (24,228)         76,395
                                       ---------      ---------        ---------    ----------     ---------        --------

Income (loss) from operations             25,007        (18,590)           6,417       (28,452)       (7,963)        (36,415)
                                       ---------      ---------        ---------    ----------     ---------        --------
Other income (expenses):
    Interest expense                      (7,586)         1,482 (B)       (6,104)       (8,045)        2,013  (B)     (6,032)
    Interest income                          871                             871           238                           238
    Other, principally foreign
      exchange gain                        1,418                           1,418           686                           686
                                       ---------      ---------        ---------    ----------     ---------        --------

                                          (5,297)         1,482           (3,815)       (7,121)        2,013          (5,108)
                                       ---------      ---------        ---------    ----------     ---------        --------

Income (loss) before income taxes         19,710        (17,108)           2,602       (35,573)       (5,950)        (41,523)

Income tax benefit (expense)              (6,610)         6,159 (A)         (451)       13,079                        13,079
                                       ---------      ---------        ---------    ----------     ---------        --------

Net income (loss)                      $  13,100      $ (10,949)       $   2,151    $  (22,494)    $  (5,950)       $(28,444)
                                       =========      =========        =========    ==========     =========        ========



Notes to Unaudited Pro Forma Statements of Operations:

(A) To record a 50% reduction in sales and operating costs related to sold properties and the related income tax effect of these adjustments.

(B) To record a reduction in interest expense as a result of the repayment of outstanding debt with sales proceeds. Such amount was limited to the amount of bank credit facility outstanding.

                                 EXHIBIT INDEX


         Exhibit
         Number                   Description

           2.1 Purchase and Sale Agreement dated January 15, 1999 between Petsec Energy Inc., as Seller, and Apache Corporation, as Buyer.

           99.1 Press Release dated February 1, 1999 of Petsec Energy Ltd announcing completion of sale.